Exhibit 99.06

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                   April, 2000
           Series 2000-03, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of February 1, 2000 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     Weighted average coupon                        %           7.434074
                                                      -------------------
     Weighted average maturity                                    171.47
                                                      -------------------

A.       Amount of distribution allocable to principal and interest:
         The amounts below are for a Single Certificate of $1,000:
      1.
                             Principal
          Principal Per   Prepayments Per   Interest Per
    Class  Certificate      Certificate      Certificate    Payout Rate
    -----  -----------      -----------      -----------    -----------
     R    $   0.00000000  $   0.00000000  $    0.00000000   %0.00000000
     PO   $   4.00501979  $   0.33568991  $    0.00000000   %0.00000000
     A    $   5.71979031  $   2.45326932  $    5.73749834   %6.99999997
     S    $   0.00000000  $   0.00000000  $    0.37323356   %0.45475773
     M    $   3.31030374  $   0.00000000  $    5.81440187   %7.00000094
     B1   $   3.31030722  $   0.00000000  $    5.81440860   %7.00000906
     B2   $   3.31030466  $   0.00000000  $    5.81440860   %7.00000912
     B3   $   3.31030722  $   0.00000000  $    5.81440860   %7.00000906
     B4   $   3.31029570  $   0.00000000  $    5.81440860   %7.00000912
     B5   $   3.31031693  $   0.00000000  $    5.81440019   %6.99999889

     2.        Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.       Accrual Amount
      1.
                         Accrual Amount
    Class
     N/A               $       N/A

        2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                              $       42,363.29
                                                                    ------------

C. The amounts below are for the aggregate of all Certificates:

        1.     The Pool Scheduled Principal Balance:          $  182,060,363.12
                                                                 ---------------

        2.     The aggregate number of Mortgage Loans included in the Pool
               Scheduled Principal Balance set forth above:                 540
                                                                 ---------------
        3.
     Beginning Aggregate Class  Ending Aggregate        Ending
       Certificate Principal   Class Certificate  Single Certificate
Class         Balance          Principal Balance        Balance        Cusip
-----         -------          -----------------        -------        -----
R    $                   0.00  $            0.00  $             0.00 36158GHR2
PO   $           3,514,114.20  $    3,499,884.32  $           985.05 GEC0003PO
A    $         174,955,668.73  $  173,938,243.86  $           977.85 36158GHQ4
S    $         121,247,653.85  $  120,453,119.89  $           978.42 GEC00003S
M    $           2,133,054.57  $    2,125,970.52  $           993.44 36158GHS0
B1   $             648,887.16  $      646,732.15  $           993.44 36158GHT8
B2   $             556,188.99  $      554,341.84  $           993.44 36158GHU5
B3   $             648,887.16  $      646,732.15  $           993.44 36158GHV3
B4   $             370,792.66  $      369,561.23  $           993.44 36158GHW1
B5   $             279,826.33  $      278,897.00  $           993.44 36158GHX9

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

        1.   30-59 days
             Number               6        Principal Balance   $   2,470,821.75
                                  --------                         -------------
        2.   60-89 days
             Number               0        Principal Balance   $           0.00
                                  --------                         -------------
        3.   90 days or more
             Number               0        Principal Balance   $           0.00
                                  --------                         -------------
        4.   In Foreclosure
             Number               0        Principal Balance   $           0.00
                                  --------                         -------------
        5.   Real Estate Owned
             Number               0        Principal Balance   $           0.00
                                  --------                         -------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                               $           0.00
                                                                     -----------

E.      Other Information:

        1.    Special Hazard Loss Amount:                      $   1,860,838.00
                                                                  --------------

        2.    Bankruptcy Loss Amount:                          $      52,477.00
                                                                  --------------

        3.    Fraud Loss Amount:                               $   1,860,838.00
                                                                  --------------

        4.    Certificate Interest Rate of the Class S Certificate: %0.00000000
                                                                     -----------